UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2011

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2011, Duke Realty Corporation (the “General Partner”), the sole general partner of Duke Realty Limited Partnership, issued a press release (the “Press Release”) announcing its results of operations and financial condition for the first quarter ended March 31, 2011. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 28, 2011, the General Partner also held a conference call to discuss the General Partner’s financial results for the first quarter ended March 31, 2011. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the General Partner’s Annual Meeting of Shareholders held on April 27, 2011 (the “Annual Meeting”), the shareholders of the General Partner voted on four proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect eleven directors to serve on the General Partner’s Board of Directors for a one-year term ending at the 2012 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	199,340,179	1,215,781	375,127	26,788,636
Barrington H. Branch	199,064,555	1,646,025	220,507	26,788,636
Geoffrey A. Button	196,002,723	4,711,263	217,101	26,788,636
William Cavanaugh III	199,045,679	1,664,038	221,370	26,788,636
Ngaire E. Cuneo	191,272,795	9,442,835	215,457	26,788,636
Charles R. Eitel	199,092,959	1,627,015	211,113	26,788,636
Martin C. Jischke, PhD	199,203,448	1,360,530	367,109	26,788,636
Dennis D. Oklak	193,590,426	7,101,034	239,627	26,788,636
Jack R. Shaw	199,294,635	1,263,691	372,761	26,788,636
Lynn C. Thurber	198,649,302	1,912,270	369,515	26,788,636
Robert J. Woodward, Jr.	199,299,064	1,246,127	385,896	26,788,636

2. To vote on a non-binding resolution to approve the compensation of the General Partner’s executive officers for 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
194,917,647	5,539,541	473,899	26,788,636

3. To recommend the frequency with which shareholders will vote on non-binding resolutions to approve the compensation of the General Partner’s executive officers in future years:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
162,396,552	656,880	37,562,278	315,377	26,788,636

4. To ratify the reappointment by the Board of Directors of KPMG LLP as the General Partner’s independent public accountants for the fiscal year 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
226,135,220	1,222,479	362,024

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Duke Realty Corporation press release dated April 27, 2011, with respect to its financial results for the first quarter ended March 31, 2011.*

99.2	Duke Realty Corporation transcript from the conference call held on April 28, 2011, with respect to its financial results for the first quarter ended March 31, 2011.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole general partner

By:	/S/ HOWARD L. FEINSAND
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 3, 2011